UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of the shareholders of Sandy Spring Bancorp, Inc. (the “Company”) was held on May 18, 2022.

(b) Except with respect to the proposal to amend the Company’s articles of incorporation to declassify the board of directors, for which the vote on such proposal (and only such proposal) was adjourned by the chair of the meeting as further described below, the matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1. The shareholders elected the following individuals as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Mona Abutaleb	32,459,365	1,211,837
Mark C. Micklem	32,493,920	1,177,282
Christina B. O'Meara	32,500,160	1,171,042

There were 4,599,079 broker non-votes in the election of directors.

2. The shareholders voted in favor of the non-binding resolution to approve the compensation of the named executive officers by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
32,470,890	802,584	397,728

There were 4,599,079 broker non-votes on the proposal.

3. The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
37,778,026	441,854	50,401

There were no broker non-votes on the proposal.

As previously disclosed, to allow additional time for the Company to solicit votes on the proposal to amend the Company’s articles of incorporation to declassify the board of directors, the chair of the meeting determined, in his discretion, to adjourn the annual meeting with respect to this proposal (and only this proposal) until June 21, 2022 at 10:00 a.m. Eastern Time. The Company will include the results of the votes taken on this proposal at the reconvened meeting in an amendment to this Current Report on Form 8-K, or a new Current Report on Form 8-K, to be filed with the Securities and Exchange Commission within four business days after the vote on the proposal is concluded.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: May 19, 2022	By:	/s/ Aaron M. Kaslow
Aaron M. Kaslow
Executive Vice President, General Counsel and Secretary